Exhibit 24.1

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ David J. Anderson
David J. Anderson

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ David D. Johnson
David D. Johnson

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ Randy J. Martinez
Randy J. Martinez

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of May, 2016.

/s/ Barb J. Samardzich
Barb J. Samardzich

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ Michael V. Schrock
Michael V. Schrock

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ Gail P. Steinel
Gail P. Steinel

MTS SYSTEMS CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Jeffrey P. Oldenkamp, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of May, 2016.

/s/ Chun Hung (Kenneth) Yu
Chun Hung (Kenneth) Yu